UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 26, 2021

(Date of earliest event reported)

Corning Natural Gas Holding Corporation

(Exact name of registrant as specified in its charter)

New York	000-00643	46-3235589
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

330 West William Street, Corning, New York	14830
(Address of principal executive offices)	(Zip Code)

(607) 936-3755

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). [  ] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 7.01 Regulation FD Disclosure

In connection with the expiration of the go-shop period discussed in Item 8.01 below, the Company issued a press release on February 26, 2021. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Safe Harbor Regarding Forward-Looking Statements

The Company is including the following cautionary statement in this release to make applicable, and to take advantage of, the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 for any forward-looking statements made by, or on behalf of, Corning Natural Gas Holding Corporation.  Forward-looking statements are all statements other than statements of historical fact, including, without limitation, those that are identified by the use of the words “anticipates,” “estimates,” “expects” “intends,” “plans,” “predicts,” “believes,” “may,” “will” and similar expressions.  Such statements are inherently subject to a variety of risks and uncertainties that could cause actual results to differ materially from those expressed.  Factors that may affect forward-looking statements and the Company’s business generally include, but are not limited to the Company’s ability to complete the proposed transaction; any event, change or circumstance that might give rise to the termination of the merger agreement; the effect of the announcement of the proposed transaction on the Company’s relationships with its customers, operating results and business generally; the risk that the proposed transaction will not be consummated in a timely manner; the ability of the Company to obtain shareholder approval of the proposed transaction; the ability of the Company to obtain regulatory approval of the proposed transaction; the Company’s continued ability to make dividend payments; the Company’s ability to implement its business plan, grow earnings and improve returns on investment; fluctuating energy commodity prices; the possibility that regulators may not permit the Company to pass through all of its increased costs to its customers; changes in the utility regulatory environment; wholesale and retail competition; the Company’s ability to satisfy its debt obligations, including compliance with financial covenants; weather conditions; litigation risks; and various other matters, many of which are beyond the Company’s control; the risk factors and cautionary statements made in the Company’s public filings with the Securities and Exchange Commission (the “SEC”); and other factors that the Company is currently unable to identify or quantify, but may exist in the future.  The Company expressly undertakes no obligation to update or revise any forward-looking statement contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.  Additional factors that may affect the future results of the Company are set forth in its filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended September 30, 2020 and recent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC, which are available on the SEC’s website at www.sec.gov.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof.

Item 8.01 Other Events

As previously announced, on January 12, 2021, Corning Natural Gas Holding Corporation, a New York corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, ACP Crotona Corp., a Delaware corporation (“Parent”) and ACP Crotona Merger Sub Corp., a New York corporation (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company (the “Merger”).

The Merger Agreement provided for a 45-day go-shop period which expired on February 26, 2021. During that time the Company’s Board of Directors, together with the Company’s financial and legal advisors, were able to actively solicit, receive, evaluate and potentially enter into negotiations with parties that offer alternative proposals to acquire the Company. Specifically, Janney Montgomery Scott LLC (“Janney”), financial advisor to the Company’s Board of Directors, contacted over 60 potential strategic and financial acquirers that Corning and Janney believed might be interested in a possible alternative transaction to the Merger. However, Corning did not receive any superior proposals to the Merger during that go-shop period.

Pursuant to the Merger Agreement, and as of February 26, 2021 (the expiration of the go-shop period), the Company will cease soliciting acquisition proposals and refrain from providing third parties with non-public information and engaging in discussions or negotiations with third parties regarding acquisition proposals. Notwithstanding the foregoing, under certain circumstances and in compliance with certain obligations, the Company may provide non-public information and engage in discussions and negotiations with respect to unsolicited acquisition proposals that constitute or are reasonably expected to lead to superior proposals.

The foregoing description of the go-shop period is not complete and is qualified in its entirety by reference to the Merger Agreement, which is attached to the Company’s Current Report on Form 8-K dated January 12, 2021 as Exhibit 10.1 and is incorporated herein by reference.

Additional Information and Where to find It:

This communication may be deemed to be solicitation material in respect of the merger of the Company and a subsidiary of Parent. In connection with the Merger, the Company intends to file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a proxy statement in preliminary and definitive form that will contain important information about the proposed transaction and related matters, and deliver a copy of the proxy statement to its shareholders.  Investors are urged to read the definitive proxy statement and other relevant documents carefully and in their entirety when they become available because they will contain important information about the merger and related matters.  Investors may obtain a free copy of these materials when they are available and other documents filed by the Company with the SEC at the SEC’s website at www.sec.gov, at the Company’s website at https://www.corninggas.com/ or by writing to the Company’s Corporate Secretary at Corning Natural Gas Holding Corporation., 330 W. William St., Corning, NY 14830, or by calling the Company’s Corporate Secretary at (607) 936-3755.

Security holders also may read and copy any reports, statements and other information filed by the Company with the SEC at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549.  Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in The Solicitation

The Company and its directors, executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the transaction. Information regarding the Company’s directors and executive officers is available in the Company’s proxy statement filed with the SEC on March 12, 2020 in connection with its 2020 annual meeting of shareholders. Other information regarding persons who may be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.   Description

99.1               Press Release dated February 26, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Corning Natural Gas Holding Corporation

/s/ Charles A. Lenns
By Charles A. Lenns
Chief Financial Officer and Treasurer

Dated: February 26, 2021

INDEX TO EXHIBITS

Form 8-K of Corning Natural Gas Holding Corporation

Exhibit No.	Description

10.1	Agreement and Plan of Merger, dated as of January 12, 2021, by and among Corning Natural Gas Holding Corporation, ACP Crotona Corp., and ACP Crotona Merger Sub Corp. (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K dated January 12, 2021)

99.1	Press Release dated February 26, 2021